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                                                                       Exhibit 6

     The undersigned hereby agree, pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, to file a joint statement on Schedule 13D and amendments thereto pertaining to their shares of Class A Common Stock of SFX Entertainment, Inc.

     This agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

     This agreement may be executed in counterparts and all so executed shall constitute one agreement.

Date: March 10, 2000



                                /s/ Robert F.X. Sillerman
                                ----------------------------------
                                Robert F.X. Sillerman

                                /s/ Howard J. Tytel
                                ----------------------------------
                                Howard J. Tytel


                                Sillerman Communications Management
                                Corporation


                                By: /s/ Robert F.X. Sillerman
                                    -------------------------------
                                    Name:  Robert F.X. Sillerman
                                    Title: Chief Executive Officer


                                Sillerman Communications Holdings
                                Partnership L.P.


                                By: Sillerman Investment Corporation,
                                      as general partner


                                    By: /s/ Robert F.X. Sillerman
                                       --------------------------
                                       Robert F.X. Sillerman
                                       President


                                Sillerman Investment Corporation


                                By: /s/ Robert F.X. Sillerman
                                    -------------------------
                                    Name:  Robert F.X. Sillerman
                                    Title:  President


                                 Tomorrow Foundation


                                 By: /s/ Robert F.X. Sillerman
                                     -------------------------
                                     Name:  Robert F.X. Sillerman
                                     Title: Vice Chairman of the Board
                                            of Directors and Vice President